Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2017

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	June 30,	Percent Changes vs.
(amounts in thousands, except per share amounts and as noted)	2017	2017	2016	1Q17	2Q16
Net interest income (3)	$756,581	$742,033	$515,972	2%	47%
FTE adjustment	(12,069)	(12,058)	(10,091)	—	20
Net interest income	744,512	729,975	505,881	2	47
Provision for credit losses	24,978	67,638	24,509	(63)	2
Noninterest income	325,218	312,463	271,112	4	20
Noninterest expense	694,364	707,422	523,661	(2)	33
Income before income taxes	350,388	267,378	228,823	31	53
Provision for income taxes	78,647	59,284	54,283	33	45
Net income	271,741	208,094	174,540	31	56
Dividends on preferred shares	18,889	18,878	19,874	—	—
Net income applicable to common shares	$252,852	$189,216	$154,666	34%	63%

Net income per common share - diluted	$0.23	$0.17	$0.19	35%	21%
Cash dividends declared per common share	0.08	0.08	0.07	—	14
Tangible book value per common share at end of period	6.74	6.55	7.29	3	(8)
Average common shares - basic	1,088,934	1,086,374	798,167	—	36
Average common shares - diluted	1,108,527	1,108,617	810,371	—	37
Ending common shares outstanding	1,090,016	1,087,120	799,154	—	36
Return on average assets	1.09%	0.84%	0.96%
Return on average common shareholders’ equity	10.6	8.2	9.6
Return on average tangible common shareholders’ equity(2)	14.4	11.3	11.0
Net interest margin(3)	3.31	3.30	3.06
Efficiency ratio(4)	62.9	65.7	66.1
Effective tax rate	22.4	22.2	23.7
Average total assets (millions)	$100,121	$100,343	$73,123	—	37
Average earning assets (millions)	91,728	91,139	67,863	1	35
Average loans and leases (millions)	67,345	66,981	51,932	1	30
Average loans and leases - linked quarter annualized growth rate	2.2%	3.5%	10.4%
Average total deposits (millions)	$76,553	$75,939	$55,414	1	38
Average core deposits(5) (millions)	72,291	71,500	51,895	1	39
Average core deposits - linked quarter annualized growth rate	4.4%	(3.2)%	4.1%
Average shareholders’ equity (millions)	$10,594	$10,422	$7,362	2	44
Average common total shareholders' equity (millions)	9,523	9,351	6,465	2	47
Average tangible common shareholders' equity (millions)	7,283	7,101	5,756	3	27
Total assets at end of period (millions)	101,407	100,046	73,954	1	37
Total shareholders’ equity at end of period (millions)	10,654	10,437	7,507	2	42

NCOs as a % of average loans and leases	0.21%	0.24%	0.13%
NAL ratio	0.54	0.60	0.88
NPA ratio(6)	0.61	0.68	0.93
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	0.98	1.00	1.19
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.11	1.14	1.33
ACL as a % of NALs	207	190	151
ACL as a % of NPAs	181	167	142
Common equity tier 1 risk-based capital ratio(7)	9.88	9.74	9.80
Tangible common equity / tangible asset ratio(8)	7.41	7.28	7.96
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2017	2016	Amount	Percent
Net interest income(3)	$1,498,614	$1,028,197	$470,417	46%
FTE adjustment	(24,127)	(19,250)	(4,877)	25
Net interest income	1,474,487	1,008,947	465,540	46
Provision for credit losses	92,616	52,091	40,525	78
Noninterest income	637,681	512,979	124,702	24
Noninterest expense	1,401,786	1,014,741	387,045	38
Income before income taxes	617,766	455,094	162,672	36
Provision for income taxes	137,931	109,240	28,691	26
Net Income	479,835	345,854	133,981	39
Dividends on preferred shares	37,767	27,872	9,895	36
Net income applicable to common shares	$442,068	$317,982	$124,086	39%

Net income per common share - diluted	$0.40	$0.39	$0.01	3%
Cash dividends declared per common share	0.16	0.14	0.02	14

Average common shares - basic	1,087,654	796,961	290,693	36
Average common shares - diluted	1,108,572	809,360	299,212	37

Return on average assets	0.97%	0.96%
Return on average common shareholders’ equity	9.4	10.0
Return on average tangible common shareholders’ equity(2)	12.9	11.4
Net interest margin(3)	3.31	3.08
Efficiency ratio(4)	64.3	65.4
Effective tax rate	22.3	24.0

Average total assets (millions)	$100,232	$72,359	$27,873	39
Average earning assets (millions)	91,435	67,047	24,388	36
Average loans and leases (millions)	67,164	51,275	15,889	31
Average total deposits (millions)	76,248	55,198	21,050	38
Average core deposits(5) (millions)	71,898	51,630	20,268	39
Average shareholders’ equity (millions)	10,509	7,058	3,451	49
Average common total shareholders' equity (millions)	9,437	6,393	3,044	48
Average tangible common shareholders' equity (millions)	7,193	5,683	1,510	27

NCOs as a % of average loans and leases	0.22%	0.10%
NAL ratio	0.54	0.88
NPA ratio(6)	0.61	0.93
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	June 30, 2017, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in thousands, except number of shares)	2017	2016	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,515,476	$1,384,770	9%
Interest-bearing deposits in banks	77,148	58,267	32
Trading account securities	94,767	133,295	(29)
Loans held for sale	748,077	512,951	46
Available-for-sale and other securities	15,388,306	15,562,837	(1)
Held-to-maturity securities	8,279,577	7,806,939	6
Loans and leases(1)	68,059,310	66,961,996	2
Allowance for loan and lease losses	(667,996)	(638,413)	5
Net loans and leases	67,391,314	66,323,583	2
Bank owned life insurance	2,448,913	2,432,086	1
Premises and equipment	855,347	815,508	5
Goodwill	1,992,849	1,992,849	—
Other intangible assets	373,861	402,458	(7)
Servicing rights	224,656	225,578	—
Accrued income and other assets	2,016,488	2,062,976	(2)
Total assets	$101,406,779	$99,714,097	2%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$75,933,373	$75,607,717	—%
Short-term borrowings	4,552,877	3,692,654	23
Long-term debt	8,536,471	8,309,159	3
Accrued expenses and other liabilities	1,729,876	1,796,421	(4)
Total liabilities	90,752,597	89,405,951	2

Shareholders' equity
Preferred stock	1,071,286	1,071,227	—
Common stock	10,932	10,886	—
Capital surplus	9,920,052	9,881,277	—
Less treasury shares, at cost	(31,288)	(27,384)	14
Accumulated other comprehensive loss	(350,357)	(401,016)	(13)
Retained (deficit) earnings	33,557	(226,844)	(115)
Total shareholders’ equity	10,654,182	10,308,146	3
Total liabilities and shareholders’ equity	$101,406,779	$99,714,097	2%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,093,162,464	1,088,641,251
Common shares outstanding	1,090,016,469	1,085,688,538
Treasury shares outstanding	3,145,995	2,952,713
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,702,571	2,702,571
Preferred shares outstanding	1,098,006	1,098,006

(1)	See pages 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2017		2017		2016		2016		2016
Ending Balances by Type:
Commercial:
Commercial and industrial	$27,969	41%	$28,176	42%	$28,059	42%	$27,668	42%	$21,372	41%
Commercial real estate:
Construction	1,145	2	1,107	2	1,446	2	1,414	2	856	2
Commercial	6,000	9	5,986	9	5,855	9	5,842	9	4,466	7
Commercial real estate	7,145	11	7,093	11	7,301	11	7,256	11	5,322	9
Total commercial	35,114	52	35,269	53	35,360	53	34,924	53	26,694	50
Consumer:
Automobile	11,555	17	11,155	17	10,969	16	10,791	16	10,381	20
Home equity	9,966	15	9,974	15	10,106	15	10,120	15	8,447	17
Residential mortgage	8,237	12	7,829	12	7,725	12	7,665	12	6,377	12
RV and marine finance	2,178	3	1,935	2	1,846	3	1,840	3	—	—
Other consumer	1,009	1	936	1	956	1	964	1	644	1
Total consumer	32,945	48	31,829	47	31,602	47	31,380	47	25,849	50
Total loans and leases	$68,059	100%	$67,098	100%	$66,962	100%	$66,304	100%	$52,543	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2017		2017		2016		2016		2016
Ending Balances by Business Segment:
Consumer and Business Banking(1)	$20,663	31%	$20,378	31%	$20,433	30%	$20,427	31%	$16,464	31%
Commercial Banking	19,137	28	19,105	28	19,327	29	19,217	29	14,243	27
CREVF	23,302	34	22,791	34	22,487	34	22,040	33	17,799	34
RBHPCG	4,888	7	4,690	7	4,610	7	4,558	7	3,990	8
Treasury / Other	69	—	134	—	105	—	62	—	47	—
Total loans and leases	$68,059	100%	$67,098	100%	$66,962	100%	$66,304	100%	$52,543	100%

Average Balances by Business Segment:
Consumer and Business Banking(1)	$20,525	31%	$20,433	30%	$20,420	31%	$18,431	30%	$16,307	31%
Commercial Banking	18,948	28	19,202	29	19,069	29	17,218	28	14,073	27
CREVF	23,001	34	22,620	34	22,220	33	20,698	34	17,553	34
RBHPCG	4,758	7	4,640	7	4,572	7	4,266	8	3,900	8
Treasury / Other	113	—	86	—	124	—	109	—	99	—
Total loans and leases	$67,345	100%	$66,981	100%	$66,405	100%	$60,722	100%	$51,932	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 second quarter. As a result, the previously reported Home Lending segment is now included as an operating unit within the Consumer and Business Banking segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2017		2017		2016		2016		2016

Ending Balances by Type:
Demand deposits - noninterest-bearing	$21,420	28%	$21,489	28%	$22,836	30%	$23,426	30%	$16,324	30%
Demand deposits - interest-bearing	17,113	23	18,618	24	15,676	21	15,730	20	8,412	15
Money market deposits	19,423	26	18,664	24	18,407	24	18,604	24	19,480	34
Savings and other domestic deposits	11,758	15	12,043	16	11,975	16	12,418	16	5,341	10
Core certificates of deposit	2,088	3	2,188	3	2,535	3	2,724	4	1,866	4
Total core deposits	71,802	95	73,002	95	71,429	94	72,902	94	51,423	93
Other domestic deposits of $250,000 or more	441	1	524	1	394	1	391	1	380	1
Brokered deposits and negotiable CDs	3,690	4	3,897	4	3,784	5	3,972	5	3,017	6
Deposits in foreign offices	—	—	—	—	—	—	140	—	223	—
Total deposits	$75,933	100%	$77,423	100%	$75,608	100%	$77,405	100%	$55,043	100%
Total core deposits:
Commercial	$32,201	45%	$32,963	45%	$31,887	45%	$32,936	45%	$24,308	47%
Consumer	39,601	55	40,039	55	39,542	55	39,966	55	27,115	53
Total core deposits	$71,802	100%	$73,002	100%	$71,429	100%	$72,902	100%	$51,423	100%

Ending Balances by Business Segment:
Consumer and Business Banking(1)	$45,972	60%	$46,153	60%	$45,356	60%	$45,431	59%	$31,460	58%
Commercial Banking	17,867	24	19,042	25	18,053	24	19,296	25	13,593	25
CREVF	1,944	3	1,890	2	1,893	3	1,777	2	1,705	3
RBHPCG	5,883	8	5,982	8	6,214	8	5,982	8	4,863	9
Treasury / Other(2)	4,267	5	4,356	5	4,092	5	4,919	6	3,422	5
Total deposits	$75,933	100%	$77,423	100%	$75,608	100%	$77,405	100%	$55,043	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2017		2017		2016		2016		2016
Average Balances by Business Segment:
Consumer and Business Banking(1)	$45,704	60%	$45,215	59%	$45,564	60%	$38,370	58%	$31,714	57%
Commercial Banking	18,719	24	18,731	25	18,673	24	16,764	25	13,865	25
CREVF	1,850	2	1,800	2	1,891	2	1,707	3	1,662	3
RBHPCG	5,937	8	5,918	8	6,084	8	5,365	8	4,919	9
Treasury / Other(2)	4,343	6	4,275	6	4,674	6	4,296	6	3,254	6
Total deposits	$76,553	100%	$75,939	100%	$76,886	100%	$66,502	100%	$55,414	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 second quarter. As a result, the previously reported Home Lending segment is now included as an operating unit within the Consumer and Business Banking segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2017	2017	2016	2016	2016	1Q17	2Q16
Assets
Interest-bearing deposits in banks	$102	$100	$110	$95	$99	3%	4%
Loans held for sale	525	415	2,507	695	571	26	(8)
Securities:
Available-for-sale and other securities:
Taxable	13,135	12,801	13,734	9,785	6,904	3	90
Tax-exempt	3,104	3,049	3,136	2,854	2,510	2	24
Total available-for-sale and other securities	16,239	15,849	16,870	12,639	9,414	2	72
Trading account securities	91	137	139	49	41	(34)	121
Held-to-maturity securities - taxable	7,427	7,656	5,432	5,487	5,806	(3)	28
Total securities	23,756	23,643	22,441	18,175	15,261	—	56
Loans and leases:(1)
Commercial:
Commercial and industrial	27,992	27,922	27,727	24,957	21,344	—	31
Commercial real estate:
Construction	1,130	1,314	1,413	1,132	881	(14)	28
Commercial	5,940	6,039	5,805	5,227	4,345	(2)	37
Commercial real estate	7,070	7,353	7,218	6,359	5,226	(4)	35
Total commercial	35,062	35,276	34,945	31,316	26,570	(1)	32
Consumer:
Automobile	11,324	11,063	10,866	11,402	10,146	2	12
Home equity	9,958	10,072	10,101	9,260	8,416	(1)	18
Residential mortgage	7,979	7,777	7,690	7,012	6,187	3	29
RV and marine finance	2,039	1,874	1,844	915	—	9	N.R.
Other consumer	983	919	959	817	613	7	60
Total consumer	32,283	31,705	31,460	29,406	25,362	2	27
Total loans and leases	67,345	66,981	66,405	60,722	51,932	1	30
Allowance for loan and lease losses	(672)	(636)	(614)	(623)	(616)	6	9
Net loans and leases	66,673	66,345	65,791	60,099	51,316	—	30
Total earning assets	91,728	91,139	91,463	79,687	67,863	1	35
Cash and due from banks	1,287	2,011	1,538	1,325	1,001	(36)	29
Intangible assets	2,373	2,387	2,421	1,547	726	(1)	227
All other assets	5,405	5,442	5,559	4,962	4,149	(1)	30
Total assets	$100,121	$100,343	$100,367	$86,898	$73,123	—%	37%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,599	$21,730	$23,250	$20,033	$16,507	(1)%	31%
Demand deposits - interest-bearing	17,445	16,805	15,294	12,362	8,445	4	107
Total demand deposits	39,044	38,535	38,544	32,395	24,952	1	56
Money market deposits	19,212	18,653	18,618	18,453	19,534	3	(2)
Savings and other domestic deposits	11,889	11,970	12,272	8,889	5,402	(1)	120
Core certificates of deposit	2,146	2,342	2,636	2,285	2,007	(8)	7
Total core deposits	72,291	71,500	72,070	62,022	51,895	1	39
Other domestic deposits of $250,000 or more	479	470	391	382	402	2	19
Brokered deposits and negotiable CDs	3,783	3,969	4,273	3,904	2,909	(5)	30
Deposits in foreign offices	—	—	152	194	208	—	—
Total deposits	76,553	75,939	76,886	66,502	55,414	1	38
Short-term borrowings	2,687	3,792	2,628	1,306	1,032	(29)	160
Long-term debt	8,730	8,529	8,594	8,488	7,899	2	11
Total interest-bearing liabilities	66,371	66,530	64,858	56,263	47,838	—	39
All other liabilities	1,557	1,661	1,833	1,608	1,416	(6)	10
Shareholders’ equity	10,594	10,422	10,426	8,994	7,362	2	44
Total liabilities and shareholders’ equity	$100,121	$100,343	$100,367	$86,898	$73,123	—%	37%
N.R. Not relevant.

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Assets
Interest-bearing deposits in banks	$391	$271	$177	$152	$63
Loans held for sale	4,892	3,958	18,477	6,135	5,546
Securities:
Available-for-sale and other securities:
Taxable	78,292	76,285	83,604	57,572	40,992
Tax-exempt	28,760	28,750	28,245	21,474	21,223
Total available-for-sale and other securities	107,052	105,035	111,849	79,046	62,215
Trading account securities	57	38	62	71	101
Held-to-maturity securities - taxable	44,276	45,195	33,005	33,098	35,420
Total securities	151,385	150,268	144,916	112,215	97,736
Loans and leases:
Commercial:
Commercial and industrial	286,054	277,812	271,715	234,853	188,375
Commercial real estate:
Construction	12,159	12,959	13,172	10,866	8,231
Commercial	59,677	55,746	52,555	47,353	36,763
Commercial real estate	71,836	68,705	65,728	58,219	44,994
Total commercial	357,890	346,517	337,442	293,072	233,369
Consumer:
Automobile	100,177	96,934	97,482	96,585	79,574
Home equity	114,388	110,545	107,637	98,014	87,279
Residential mortgage	72,987	70,614	68,841	63,217	56,509
RV and marine finance	28,313	26,001	26,141	13,102	—
Other consumer	28,070	27,310	26,305	22,452	15,673
Total consumer	343,935	331,404	326,406	293,370	239,035
Total loans and leases	701,825	677,921	663,848	586,442	472,404
Total earning assets	$858,493	$832,418	$827,418	$704,944	$575,749

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	8,847	6,366	4,230	3,430	1,939
Total demand deposits	8,847	6,366	4,230	3,430	1,939
Money market deposits	14,786	12,057	11,022	10,945	11,676
Savings and other domestic deposits	6,126	6,573	7,631	4,604	1,442
Core certificates of deposit	3,005	2,254	1,931	2,469	3,938
Total core deposits	32,764	27,250	24,814	21,448	18,995
Other domestic deposits of $250,000 or more	586	523	379	386	399
Brokered deposits and negotiable CDs	8,937	7,016	5,186	4,336	2,861
Deposits in foreign offices	—	—	51	63	68
Total deposits	42,287	34,789	30,430	26,233	22,323
Short-term borrowings	5,204	5,866	2,370	959	913
Long-term debt	54,421	49,730	47,077	41,764	36,541
Total interest bearing liabilities	101,912	90,385	79,877	68,956	59,777
Net interest income	$756,581	$742,033	$747,541	$635,988	$515,972

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis(1)	2017	2017	2016	2016	2016
Assets
Interest-bearing deposits in banks	1.53%	1.09%	0.64%	0.64%	0.25%
Loans held for sale	3.73	3.82	2.95	3.53	3.89
Securities:
Available-for-sale and other securities:
Taxable	2.38	2.38	2.43	2.35	2.37
Tax-exempt	3.71	3.77	3.60	3.01	3.38
Total available-for-sale and other securities	2.64	2.65	2.65	2.50	2.64
Trading account securities	0.25	0.11	0.18	0.58	0.98
Held-to-maturity securities - taxable	2.38	2.36	2.43	2.41	2.44
Total securities	2.55	2.54	2.58	2.47	2.56
Loans and leases:(3)
Commercial:
Commercial and industrial	4.04	3.98	3.83	3.68	3.49
Commercial real estate:
Construction	4.26	3.95	3.65	3.76	3.70
Commercial	3.97	3.69	3.54	3.54	3.35
Commercial real estate	4.02	3.74	3.56	3.58	3.41
Total commercial	4.04	3.93	3.78	3.66	3.47
Consumer:
Automobile	3.55	3.55	3.57	3.37	3.15
Home equity	4.61	4.45	4.24	4.21	4.17
Residential mortgage	3.66	3.63	3.58	3.61	3.65
RV and marine finance	5.57	5.63	5.64	5.70	—
Other consumer	11.47	12.05	10.91	10.93	10.28
Total consumer	4.27	4.23	4.13	3.97	3.79
Total loans and leases	4.15	4.07	3.95	3.81	3.63
Total earning assets	3.75	3.70	3.60	3.52	3.41
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.20	0.15	0.11	0.11	0.09
Total demand deposits	0.09	0.07	0.04	0.04	0.03
Money market deposits	0.31	0.26	0.24	0.24	0.24
Savings and other domestic deposits	0.21	0.22	0.25	0.21	0.11
Core certificates of deposit	0.56	0.39	0.29	0.43	0.79
Total core deposits	0.26	0.22	0.20	0.20	0.22
Other domestic deposits of $250,000 or more	0.49	0.45	0.39	0.40	0.40
Brokered deposits and negotiable CDs	0.95	0.72	0.48	0.44	0.40
Deposits in foreign offices	—	—	0.13	0.13	0.13
Total interest bearing deposits	0.31	0.26	0.23	0.22	0.23
Short-term borrowings	0.78	0.63	0.36	0.29	0.36
Long-term debt	2.49	2.33	2.19	1.97	1.85
Total interest-bearing liabilities	0.61	0.54	0.48	0.49	0.50
Net interest rate spread	3.14	3.16	3.12	3.03	2.91
Impact of noninterest-bearing funds on margin	0.17	0.14	0.13	0.15	0.15
Net interest margin	3.31%	3.30%	3.25%	3.18%	3.06%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2017	2017	2016	2016	2016
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	4.06%	3.93%	3.76%	3.62%	3.40%
Impact of commercial loan derivatives	(0.02)	—	0.02	0.04	0.07
Total commercial - as reported	4.04%	3.93%	3.78%	3.66%	3.47%

Average 30 day LIBOR	1.06%	0.80%	0.59%	0.51%	0.44%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands, except share amounts)	2017	2017	2016	2016	2016
Interest income	$846,424	$820,360	$814,858	$694,346	$565,658
Interest expense	101,912	90,385	79,877	68,956	59,777
Net interest income	744,512	729,975	734,981	625,390	505,881
Provision for credit losses	24,978	67,638	74,906	63,805	24,509
Net interest income after provision for credit losses	719,534	662,337	660,075	561,585	481,372
Service charges on deposit accounts	87,582	83,420	91,577	86,847	75,613
Cards and payment processing income	52,485	47,169	49,113	44,320	39,184
Mortgage banking income	32,268	31,692	37,520	40,603	31,591
Trust and investment management services	32,232	33,869	34,016	28,923	22,497
Insurance income	15,843	15,264	16,486	15,865	15,947
Brokerage income	16,294	15,758	17,014	14,719	14,599
Capital markets fees	16,836	14,200	18,730	14,750	13,037
Bank owned life insurance income	15,322	17,542	17,067	14,452	12,536
Gain on sale of loans	12,002	12,822	24,987	7,506	9,265
Securities gains (losses)	135	(8)	(1,771)	1,031	656
Other income	44,219	40,735	29,598	33,399	36,187
Total noninterest income	325,218	312,463	334,337	302,415	271,112
Personnel costs	391,997	382,000	359,755	405,024	298,949
Outside data processing and other services	75,169	87,202	88,695	91,133	63,037
Equipment	42,924	46,700	59,666	40,792	31,805
Net occupancy	52,613	67,700	49,450	41,460	30,704
Professional services	18,190	18,295	23,165	47,075	21,488
Marketing	18,843	13,923	21,478	14,438	14,773
Deposit and other insurance expense	20,418	20,099	15,772	14,940	12,187
Amortization of intangibles	14,242	14,355	14,099	9,046	3,600
Other expense	59,968	57,148	49,417	48,339	47,118
Total noninterest expense	694,364	707,422	681,497	712,247	523,661
Income before income taxes	350,388	267,378	312,915	151,753	228,823
Provision for income taxes	78,647	59,284	73,952	24,749	54,283
Net income	271,741	208,094	238,963	127,004	174,540
Dividends on preferred shares	18,889	18,878	18,865	18,537	19,874
Net income applicable to common shares	$252,852	$189,216	$220,098	$108,467	$154,666

Average common shares - basic	1,088,934	1,086,374	1,085,253	938,578	798,167
Average common shares - diluted	1,108,527	1,108,617	1,104,358	952,081	810,371

Per common share
Net income - basic	$0.23	$0.17	$0.20	$0.12	$0.19
Net income - diluted	0.23	0.17	0.20	0.11	0.19
Cash dividends declared	0.08	0.08	0.08	0.07	0.07

Revenue - fully-taxable equivalent (FTE)
Net interest income	$744,512	$729,975	$734,981	$625,390	$505,881
FTE adjustment	12,069	12,058	12,560	10,598	10,091
Net interest income(2)	756,581	742,033	747,541	635,988	515,972
Noninterest income	325,218	312,463	334,337	302,415	271,112
Total revenue(2)	$1,081,799	$1,054,496	$1,081,878	$938,403	$787,084

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2017	2017	2016	2016	2016	1Q17	2Q16
Mortgage banking income
Origination and secondary marketing	$23,741	$21,388	$22,161	$32,741	$26,862	11%	(12)%
Servicing fees	12,888	13,014	12,601	11,656	11,010	(1)	17
Amortization of capitalized servicing	(7,167)	(6,683)	(7,582)	(7,681)	(6,673)	7	7
Other mortgage banking income	4,321	2,588	2,862	2,790	2,323	67	86
Subtotal	33,783	30,307	30,042	39,506	33,522	11	1
MSR valuation adjustment(1)	(3,151)	1,955	24,981	2,505	(8,300)	(261)	(62)
Net trading gains (losses) related to MSR hedging	1,636	(570)	(17,503)	(1,408)	6,369	(387)	(74)
Total mortgage banking income	$32,268	$31,692	$37,520	$40,603	$31,591	2	2
Total mortgage originations (in millions)	$1,756	$1,266	$1,542	$1,744	$1,600	39	10
Capitalized mortgage servicing rights(2)	189,019	191,119	186,213	156,820	134,397	(1)	41
Total mortgages serviced for others (in millions)(2)	19,111	19,051	18,852	18,631	16,211	—	18
MSR % of investor servicing portfolio(2)	0.99%	1.00%	0.99%	0.84%	0.83%	(1)	19
Net impact of MSR hedging
MSR valuation adjustment(1)	$(3,151)	$1,955	$24,981	$2,505	$(8,300)	(261)	(62)
Net trading gains (losses) related to MSR hedging	1,636	(570)	(17,503)	(1,408)	6,369	(387)	(74)
Net gain (loss) of MSR hedging	$(1,515)	$1,385	$7,478	$1,097	$(1,931)	(209)	(22)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Allowance for loan and lease losses, beginning of period	$672,580	$638,413	$616,898	$623,064	$613,719
Loan and lease losses	(56,448)	(70,715)	(64,809)	(59,268)	(43,545)
Recoveries of loans previously charged off	20,408	31,277	21,285	19,203	26,790
Net loan and lease losses	(36,040)	(39,438)	(43,524)	(40,065)	(16,755)
Provision for loan and lease losses	31,457	73,679	65,460	53,523	26,086
Allowance of assets sold or transferred to loans held for sale	(1)	(74)	(421)	(19,624)	14
Allowance for loan and lease losses, end of period	667,996	672,580	638,413	616,898	623,064
Allowance for unfunded loan commitments and letters of credit, beginning of period	91,838	97,879	88,433	73,748	75,325
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(6,479)	(6,041)	9,446	10,282	(1,577)
Fair value of acquired AULC	—	—	—	4,403	—
Allowance for unfunded loan commitments and letters of credit, end of period	85,359	91,838	97,879	88,433	73,748
Total allowance for credit losses, end of period	$753,355	$764,418	$736,292	$705,331	$696,812
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.98%	1.00%	0.95%	0.93%	1.19%
Nonaccrual loans and leases (NALs)	183	168	151	153	135
Nonperforming assets (NPAs)	161	147	133	130	127
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.11%	1.14%	1.10%	1.06%	1.33%
Nonaccrual loans and leases	207	190	174	174	151
Nonperforming assets	181	167	153	148	142

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Net charge-offs (recoveries) by loan and lease type:

Total loans
Commercial:
Commercial and industrial	$12,870	$8,096	$15,674	$19,225	$3,702
Commercial real estate:
Construction	83	(3,137)	(1,332)	(271)	(377)
Commercial	(3,638)	895	(4,160)	(2,427)	(296)
Commercial real estate	(3,555)	(2,242)	(5,492)	(2,698)	(673)
Total commercial	9,315	5,854	10,182	16,527	3,029
Consumer:
Automobile	8,318	12,407	13,132	7,769	4,320
Home equity	1,218	1,662	1,621	2,624	1,078
Residential mortgage	1,052	2,595	1,673	1,728	776
RV and marine finance	1,875	2,363	2,182	106	—
Other consumer	14,262	14,557	14,734	11,311	7,552
Total consumer	26,725	33,584	33,342	23,538	13,726
Total net charge-offs	$36,040	$39,438	$43,524	$40,065	$16,755

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.18%	0.12%	0.23%	0.31%	0.07%
Commercial real estate:
Construction	0.03	(0.96)	(0.38)	(0.10)	(0.17)
Commercial	(0.24)	0.06	(0.29)	(0.19)	(0.03)
Commercial real estate	(0.20)	(0.12)	(0.30)	(0.17)	(0.05)
Total commercial	0.11	0.07	0.12	0.21	0.05
Consumer:
Automobile	0.29	0.45	0.48	0.27	0.17
Home equity	0.05	0.07	0.06	0.11	0.05
Residential mortgage	0.05	0.13	0.09	0.10	0.05
RV and marine finance	0.37	0.50	0.47	0.05	—
Other consumer	5.81	6.33	6.14	5.54	4.93
Total consumer	0.33	0.42	0.42	0.32	0.22
Net charge-offs as a % of average loans	0.21%	0.24%	0.26%	0.26%	0.13%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$195,279	$232,171	$234,184	$220,862	$289,811
Commercial real estate	16,763	13,889	20,508	21,300	23,663
Automobile	3,825	4,881	5,766	4,777	5,049
Residential mortgage	80,306	80,686	90,502	88,155	85,174
RV and marine finance	341	106	245	96	—
Home equity	67,940	69,575	71,798	69,044	56,845
Other consumer	2	2	—	—	5
Total nonaccrual loans and leases	364,456	401,310	423,003	404,234	460,547
Other real estate:
Residential	26,890	31,786	30,932	34,421	26,653
Commercial	16,926	18,101	19,998	36,915	2,248
Total other real estate	43,816	49,887	50,930	71,336	28,901
Other NPAs (1)	6,906	6,910	6,968	—	376
Total nonperforming assets	$415,178	$458,107	$480,901	$475,570	$489,824

Nonaccrual loans and leases as a % of total loans and leases	0.54%	0.60%	0.63%	0.61%	0.88%
NPA ratio (2)	0.61	0.68	0.72	0.72	0.93
(NPA+90days)/(Loan+OREO) (3)	0.81	0.87	0.91	0.92	1.12

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Nonperforming assets, beginning of period	$458,107	$480,901	$475,570	$489,824	$524,866
New nonperforming assets	89,394	124,550	150,368	166,966	74,577
Returns to accruing status	(33,043)	(22,441)	(12,630)	(81,086)	(18,648)
Loan and lease losses	(17,329)	(33,840)	(37,410)	(31,500)	(25,420)
Payments	(70,523)	(82,607)	(33,038)	(67,503)	(58,594)
Sales and held-for-sale transfers	(11,428)	(8,456)	(61,959)	(1,131)	(6,957)
Nonperforming assets, end of period	$415,178	$458,107	$480,901	$475,570	$489,824

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in thousands)	2017	2017	2016	2016	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$21,501	$15,054	$18,148	$20,188	$5,616
Commercial real estate	17,040	14,499	17,215	21,260	10,799
Automobile	8,594	8,123	10,182	7,871	5,452
Residential mortgage (excluding loans guaranteed by the U.S. Government)	16,742	16,192	15,074	15,664	11,383
RV and marine finance	2,464	2,200	1,462	1,043	—
Home equity	18,459	15,453	11,508	12,997	7,579
Other consumer	3,143	3,370	3,895	2,988	1,645
Total, excl. loans guaranteed by the U.S. Government	87,943	74,891	77,484	82,011	42,474
Add: loans guaranteed by U.S. Government	48,417	53,052	51,878	52,665	56,105
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$136,360	$127,943	$129,362	$134,676	$98,579

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.13%	0.11%	0.12%	0.12%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.08	0.08	0.08	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.19	0.19	0.20	0.19

Accruing troubled debt restructured loans:
Commercial and industrial	$270,372	$222,303	$210,119	$232,740	$232,112
Commercial real estate	74,429	81,202	76,844	80,553	85,015
Automobile	28,140	27,968	26,382	27,843	25,892
Home equity	268,731	271,258	269,709	275,601	203,047
Residential mortgage	238,087	239,175	242,901	251,529	256,859
RV and marine finance	950	581	—	—	—
Other consumer	4,017	4,128	3,780	4,102	4,522
Total accruing troubled debt restructured loans	$884,726	$846,615	$829,735	$872,368	$807,447

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$89,757	$88,759	$107,087	$70,179	$77,592
Commercial real estate	3,823	4,357	4,507	5,672	6,833
Automobile	4,291	4,763	4,579	4,437	4,907
Home equity	28,667	29,090	28,128	28,009	21,145
Residential mortgage	55,590	59,773	59,157	62,027	63,638
RV and marine finance	381	106	—	—	—
Other consumer	109	117	118	142	142
Total nonaccruing troubled debt restructured loans	$182,618	$186,965	$203,576	$170,466	$174,257

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions, except per share amounts)	2017	2017	2016	2016	2016
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,654	$10,437	$10,308	$10,387	$7,507
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(1,076)	(1,076)	(1,076)	(971)
Accumulated other comprehensive income offset	350	391	401	172	134
Goodwill and other intangibles, net of related taxes	(2,161)	(2,174)	(2,126)	(2,140)	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(27)	(28)	(21)	(29)	(21)
Common equity tier 1 capital	7,740	7,550	7,486	7,314	5,949
Additional tier 1 capital
Shareholders’ preferred equity	1,076	1,076	1,076	1,076	971
Other	(7)	(7)	(15)	(19)	(14)
Tier 1 capital	8,809	8,619	8,547	8,371	6,906
Long-term debt and other tier 2 qualifying instruments	887	899	932	1,036	590
Qualifying allowance for loan and lease losses	753	764	736	705	697
Tier 2 capital	1,640	1,663	1,668	1,741	1,287
Total risk-based capital	$10,449	$10,282	$10,215	$10,112	$8,193
Risk-weighted assets (RWA)(1)	$78,369	$77,559	$78,263	$80,513	$60,721
Common equity tier 1 risk-based capital ratio(1)	9.88%	9.74%	9.56%	9.09%	9.80%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.98	8.76	8.70	9.89	9.55
Tier 1 risk-based capital ratio(1)	11.24	11.11	10.92	10.40	11.37
Total risk-based capital ratio(1)	13.33	13.26	13.05	12.56	13.49
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.37	9.18	8.92	8.74	9.60

(1)	June 30, 2017, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Common stock price, per share
High(1)	$13.785	$14.740	$13.640	$10.110	$10.650
Low(1)	12.225	12.370	9.570	8.230	8.045
Close	13.520	13.390	13.220	9.860	8.940
Average closing price	12.949	13.663	11.627	9.522	9.831
Dividends, per share
Cash dividends declared per common share	$0.08	$0.08	$0.08	$0.07	$0.07
Common shares outstanding
Average - basic	1,088,934	1,086,374	1,085,253	938,578	798,167
Average - diluted	1,108,527	1,108,617	1,104,358	952,081	810,371
Ending	1,090,016	1,087,120	1,085,689	1,084,783	799,154
Tangible book value per common share(2)	$6.74	$6.55	$6.43	$6.48	$7.29
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2017	2017	2016	2016	2016
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,654	$10,437	$10,308	$10,387	$7,507
Less: goodwill	(1,993)	(1,993)	(1,993)	(2,004)	(677)
Less: other intangible assets	(374)	(388)	(402)	(429)	(48)
Add: related deferred tax liability(2)	131	136	141	150	17
Total tangible equity	8,418	8,192	8,054	8,104	6,799
Less: preferred equity	(1,071)	(1,071)	(1,071)	(1,071)	(971)
Total tangible common equity	$7,347	$7,121	$6,983	$7,033	$5,828
Total assets	$101,407	$100,046	$99,714	$100,765	$73,954
Less: goodwill	(1,993)	(1,993)	(1,993)	(2,004)	(677)
Less: other intangible assets	(374)	(388)	(402)	(429)	(48)
Add: related deferred tax liability(2)	131	136	141	150	17
Total tangible assets	$99,171	$97,801	$97,460	$98,482	$73,246
Tangible equity / tangible asset ratio	8.49%	8.38%	8.26%	8.23%	9.28%
Tangible common equity / tangible asset ratio	7.41	7.28	7.16	7.14	7.96
Other data:
Number of employees (Average full-time equivalent)	16,103	16,331	15,993	14,511	12,363
Number of domestic full-service branches(3)	996	996	1,115	1,129	772

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2017	2016	Amount	Percent
Assets
Interest-bearing deposits in banks	$101	$98	$3	3%
Loans held for sale	470	502	(32)	(6)
Securities:
Available-for-sale and other securities:
Taxable	12,969	6,768	6,201	92
Tax-exempt	3,076	2,434	642	26
Total available-for-sale and other securities	16,045	9,202	6,843	74
Trading account securities	114	40	74	185
Held-to-maturity securities - taxable	7,541	5,930	1,611	27
Total securities	23,700	15,172	8,528	56
Loans and leases:(1)
Commercial:
Commercial and industrial	27,957	20,996	6,961	33
Commercial real estate:
Construction	1,221	902	319	35
Commercial	5,990	4,314	1,676	39
Commercial real estate	7,211	5,216	1,995	38
Total commercial	35,168	26,212	8,956	34
Consumer:
Automobile	11,194	9,938	1,256	13
Home equity	9,994	8,429	1,565	19
Residential mortgage	7,879	6,102	1,777	29
RV and marine finance	1,957	—	1,957	N.R.
Other consumer	972	594	378	64
Total consumer	31,996	25,063	6,933	28
Total loans and leases	67,164	51,275	15,889	31
Allowance for loan and lease losses	(654)	(610)	(44)	7
Net loans and leases	66,510	50,665	15,845	31
Total earning assets	91,435	67,047	24,388	36
Cash and due from banks	1,647	1,007	640	64
Intangible assets	2,380	728	1,652	227
All other assets	5,424	4,187	1,237	30
Total assets	$100,232	$72,359	$27,873	39%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,664	$16,421	$5,243	32%
Demand deposits - interest-bearing	17,127	8,111	9,016	111
Total demand deposits	38,791	24,532	14,259	58
Money market deposits	18,934	19,608	(674)	(3)
Savings and other domestic deposits	11,930	5,354	6,576	123
Core certificates of deposit	2,243	2,136	107	5
Total core deposits	71,898	51,630	20,268	39
Other domestic deposits of $250,000 or more	474	429	45	10
Brokered deposits and negotiable CDs	3,876	2,903	973	34
Deposits in foreign offices	—	236	(236)	—
Total deposits	76,248	55,198	21,050	38
Short-term borrowings	3,236	1,089	2,147	197
Long-term debt	8,630	7,549	1,081	14
Total interest-bearing liabilities	66,450	47,415	19,035	40
All other liabilities	1,609	1,465	144	10
Shareholders’ equity	10,509	7,058	3,451	49
Total liabilities and shareholders’ equity	$100,232	$72,359	$27,873	39%
N.R. Not relevant

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Assets
Interest-bearing deposits in banks	$662	$114
Loans held for sale	8,850	9,868
Securities:
Available-for-sale and other securities:
Taxable	154,577	80,606
Tax-exempt	57,511	41,253
Total available-for-sale and other securities	212,088	121,859
Trading account securities	95	151
Held-to-maturity securities - taxable	89,471	72,209
Total securities	301,654	194,219
Loans and leases:
Commercial:
Commercial and industrial	563,866	372,305
Commercial real estate:
Construction	25,118	16,429
Commercial	115,423	75,583
Commercial real estate	140,541	92,012
Total commercial	704,407	464,317
Consumer:
Automobile	197,095	156,291
Home equity	224,934	175,351
Residential mortgage	143,602	112,019
RV and marine finance	54,330	—
Other consumer	55,378	29,980
Total consumer	675,339	473,641
Total loans and leases	1,379,746	937,958
Total earning assets	$1,690,912	$1,142,159
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	15,213	3,618
Total demand deposits	15,213	3,618
Money market deposits	26,843	23,444
Savings and other domestic deposits	12,699	3,102
Core certificates of deposit	5,260	8,561
Total core deposits	60,015	38,725
Other domestic deposits of $250,000 or more	1,109	859
Brokered deposits and negotiable CDs	15,953	5,603
Deposits in foreign offices	—	154
Total deposits	77,077	45,341
Short-term borrowings	11,069	1,811
Long-term debt	104,152	66,810
Total interest-bearing liabilities	192,298	113,962
Net interest income	$1,498,614	$1,028,197

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2017	2016
Assets
Interest-bearing deposits in banks	1.31%	0.23%
Loans held for sale	3.76	3.93
Securities:
Available-for-sale and other securities:
Taxable	2.38	2.38
Tax-exempt	3.74	3.39
Total available-for-sale and other securities	2.64	2.65
Trading account securities	0.17	0.75
Held-to-maturity securities - taxable	2.37	2.44
Total securities	2.55	2.56
Loans and leases:(3)
Commercial:
Commercial and industrial	4.01	3.51
Commercial real estate:
Construction	4.09	3.60
Commercial	3.83	3.47
Commercial real estate	3.88	3.49
Total commercial	3.98	3.50
Consumer:
Automobile	3.55	3.16
Home equity	4.54	4.18
Residential mortgage	3.65	3.67
RV and marine finance	5.60	—
Other consumer	11.49	10.16
Total consumer	4.25	3.80
Total loans and leases	4.11	3.65
Total earning assets	3.73%	3.43%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.18	0.09
Total demand deposit	0.08	0.03
Money market deposits	0.29	0.24
Savings and other domestic deposits	0.21	0.12
Core certificates of deposit	0.47	0.81
Total core deposits	0.24	0.22
Other domestic deposits of $250,000 or more	0.47	0.40
Brokered deposits and negotiable CDs	0.83	0.39
Deposits in foreign offices	—	0.13
Total interest bearing deposits	0.28	0.24
Short-term borrowings	0.69	0.33
Long-term debt	2.41	1.77
Total interest bearing liabilities	0.58	0.48
Net interest rate spread	3.15	2.94
Impact of noninterest-bearing funds on margin	0.16	0.14
Net interest margin	3.31%	3.08%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2017	2016
Commercial loans(2)(3)	4.00%	3.42%
Impact of commercial loan derivatives	(0.02)%	0.08%
Total commercial - as reported	3.98%	3.50%

Average 30 day LIBOR	0.94%	0.44%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2017	2016	Amount	Percent
Interest income	$1,666,784	$1,122,909	$543,875	48%
Interest expense	192,297	113,962	78,335	69
Net interest income	1,474,487	1,008,947	465,540	46
Provision for credit losses	92,616	52,091	40,525	78
Net interest income after provision for credit losses	1,381,871	956,856	425,015	44
Service charges on deposit accounts	171,002	145,875	25,127	17
Cards and payment processing income	99,654	75,631	24,023	32
Mortgage banking income	63,960	50,134	13,826	28
Trust and investment management services	66,101	45,335	20,766	46
Insurance income	31,107	32,172	(1,065)	(3)
Brokerage income	32,052	30,101	1,951	6
Capital market fees	31,036	26,047	4,989	19
Bank owned life insurance income	32,864	26,049	6,815	26
Gain on sale of loans	24,824	14,660	10,164	69
Securities gains (losses)	127	656	(529)	(81)
Other income	84,954	66,319	18,635	28
Total noninterest income	637,681	512,979	124,702	24
Personnel costs	773,997	584,346	189,651	32
Outside data processing and other services	162,371	124,915	37,456	30
Equipment	89,624	64,381	25,243	39
Net occupancy	120,313	62,180	58,133	93
Professional services	36,485	35,026	1,459	4
Marketing	32,766	27,041	5,725	21
Deposit and other insurance expense	40,517	23,395	17,122	73
Amortization of intangibles	28,597	7,312	21,285	291
Other expense	117,116	86,145	30,971	36
Total noninterest expense	1,401,786	1,014,741	387,045	38
Income before income taxes	617,766	455,094	162,672	36
Provision for income taxes	137,931	109,240	28,691	26
Net income	479,835	345,854	133,981	39
Dividends on preferred shares	37,767	27,872	9,895	36
Net income applicable to common shares	$442,068	$317,982	$124,086	39%
Average common shares - basic	1,087,654	796,961	290,693	36%
Average common shares - diluted	1,108,572	809,360	299,212	37
Per common share
Net income - basic	$0.41	$0.40	$0.01	3
Net income - diluted	0.40	0.39	0.01	3
Cash dividends declared	0.16	0.14	0.02	14
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,474,487	$1,008,947	$465,540	46
FTE adjustment(2)	24,127	19,250	4,877	25
Net interest income	1,498,614	1,028,197	470,417	46
Noninterest income	637,681	512,979	124,702	24
Total revenue(2)	$2,136,295	$1,541,176	$595,119	39%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2017	2016	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$45,129	$45,395	$(266)	(1)%
Servicing fees	25,902	22,147	3,755	17
Amortization of capitalized servicing	(13,850)	(13,078)	(772)	(6)
Other mortgage banking income	6,909	3,995	2,914	73
Subtotal	64,090	58,459	5,631	10
MSR valuation adjustment(1)	(1,196)	(26,629)	25,433	96
Net trading gains (losses) related to MSR hedging	1,066	18,304	(17,238)	(94)
Total mortgage banking income	$63,960	$50,134	$13,826	28%

Total mortgage originations (in millions)	$3,022	$2,536	$486	19%
Capitalized mortgage servicing rights(2)	189,019	134,397	54,622	41
Total mortgages serviced for others (in millions)(2)	19,111	16,211	2,900	18
MSR % of investor servicing portfolio	0.99%	0.83%	0.16%	19

Net impact of MSR hedging
MSR valuation adjustment(1)	$(1,196)	$(26,629)	$25,433	96%
Net trading gains (losses) related to MSR hedging	1,066	18,304	(17,238)	(94)
Net gain (loss) on MSR hedging	$(130)	$(8,325)	$8,195	98%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Allowance for loan and lease losses, beginning of period	$638,413	$597,843
Loan and lease losses	(127,163)	(103,237)
Recoveries of loans previously charged off	51,685	77,930
Net loan and lease losses	(75,478)	(25,307)
Provision for loan and lease losses	105,136	50,424
Allowance of assets sold or transferred to loans held for sale	(75)	104
Allowance for loan and lease losses, end of period	667,996	623,064
Allowance for unfunded loan commitments and letters of credit, beginning of period	$97,879	$72,081
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(12,520)	1,667
Allowance for unfunded loan commitments and letters of credit, end of period	85,359	73,748
Total allowance for credit losses	$753,355	$696,812
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.98%	1.19%
Nonaccrual loans and leases (NALs)	183	135
Nonperforming assets (NPAs)	161	127
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.11%	1.33%
Nonaccrual loans and leases (NALs)	207	151
Nonperforming assets (NPAs)	181	142

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$20,966	$10,216
Commercial real estate:
Construction	(3,054)	(481)
Commercial	(2,743)	(17,668)
Commercial real estate	(5,797)	(18,149)
Total commercial	15,169	(7,933)
Consumer:
Automobile	20,725	11,090
Home equity	2,880	4,759
Residential mortgage	3,647	2,423
RV and marine finance	4,238	—
Other consumer	28,819	14,968
Total consumer	60,309	33,240
Total net charge-offs	$75,478	$25,307

	Six Months Ended June 30,
	2017	2016
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.15%	0.10%
Commercial real estate:
Construction	(0.50)	(0.11)
Commercial	(0.09)	(0.82)
Commercial real estate	(0.16)	(0.70)
Total commercial	0.09	(0.06)
Consumer:
Automobile	0.37	0.22
Home equity	0.06	0.11
Residential mortgage	0.09	0.08
RV and marine finance	0.43	—
Other consumer	5.93	5.04
Total consumer	0.38	0.27
Net charge-offs as a % of average loans	0.22%	0.10%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$195,279	$289,811
Commercial real estate	16,763	23,663
Automobile	3,825	5,049
Residential mortgage	80,306	85,174
RV and marine finance	341	—
Home equity	67,940	56,845
Other consumer	2	5
Total nonaccrual loans and leases	364,456	460,547
Other real estate, net:
Residential	26,890	26,653
Commercial	16,926	2,248
Total other real estate, net	43,816	28,901
Other NPAs(2)	6,906	376
Total nonperforming assets (4)	$415,178	$489,824

Nonaccrual loans and leases as a % of total loans and leases	0.54%	0.88%
NPA ratio(3)	0.61	0.93

	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Nonperforming assets, beginning of period	$480,901	$398,923
New nonperforming assets	213,944	315,284
Returns to accruing status	(55,484)	(32,937)
Loan and lease losses	(51,169)	(65,885)
Payments	(153,130)	(110,106)
Sales and held-for-sale transfers	(19,884)	(15,455)
Nonperforming assets, end of period (3)	$415,178	$489,824

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 26 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2017	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$21,501	$5,616
Commercial real estate	17,040	10,799
Automobile	8,594	5,452
Residential mortgage (excluding loans guaranteed by the U.S. Government)	16,742	11,383
RV and marine finance	2,464	—
Home equity	18,459	7,579
Other consumer	3,143	1,645
Total, excl. loans guaranteed by the U.S. Government	87,943	42,474
Add: loans guaranteed by U.S. Government	48,417	56,105
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$136,360	$98,579
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.13%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.19
Accruing troubled debt restructured loans:
Commercial and industrial	$270,372	$232,112
Commercial real estate	74,429	85,015
Automobile	28,140	25,892
Home equity	268,731	203,047
Residential mortgage	238,087	256,859
RV and marine finance	950	—
Other consumer	4,017	4,522
Total accruing troubled debt restructured loans	$884,726	$807,447
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$89,757	$77,592
Commercial real estate	3,823	6,833
Automobile	4,291	4,907
Home equity	28,667	21,145
Residential mortgage	55,590	63,638
RV and marine finance	381	—
Other consumer	109	142
Total nonaccruing troubled debt restructured loans	$182,618	$174,257